Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

3rd Quarter of 2008

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Income	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Nine Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Significant Property Acquisitions and Dispositions	21
Debt Summary/Coverage Ratios/Covenants/Market Capitalization	22
Supplemental Data / Investment Activities	24
7. Corporate Reconciliations
Revenues / Expenses / NOI	25
NOI from Discontinued Operations/EBITDA	27
SEC Coverage Ratios	28
8. Appendix
Multifamily Community Table	29
Office Property Table	32
Retail Property Table	34
Unconsolidated Joint Venture Summary	35
9. Glossary of Terms	36
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; uncertainities associated with the timing and amount of real estate acquisitions and dispositions; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2008, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which discuss these and other factors that could adversely affect the Company’s results.
10/24/2008

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:
- Owning a multifamily portfolio
- Investing in high growth Sunbelt cities
- Pursuing strategic acquisition, disposition and development opportunities
- Achieving operating excellence
- Managing multifamily, office, retail and mixed-use properties
- Emphasizing mixed-use development
- Delivering additional income from the taxable REIT subsidiary (TRS)
- Ensuring a strong balance sheet and liquidity position
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Bank of America	Dustin Pizzo	212-847-5771
BB&T Capital Markets	Craig Kucera / Steve Radanovic	703-245-0909 / 703-245-0907
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Haendel St. Juste	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Merrill Lynch	David Bragg	212-449-8922
Morgan Keegan	Napoleon Overton / Jason Payne	901-579-4865 / 901-531-3327
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Jeffrey Spector	212-713-6144
Wachovia Capital Markets	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2008 Range
Diluted Earnings per Share	$1.03	$1.23
Plus: Real Estate Depreciation & Amortization	1.65	1.65
Less: Gain on Sale of Operating Properties	(0.73)	(0.73)

Total Diluted Funds from Operations (“FFO”) per Share	$1.95	$2.15

Less: Gain on Sale of Development Properties and Land	(0.10)	(0.21)
Gain on Bond or Preferred Stock Repurchases	(0.19)	(0.21)

Operating Funds from Operations per share	$1.66	$1.73

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2008
FINANCIAL HIGHLIGHTS

	Three Months Ended				Nine Months Ended
($ in 000s, except per share and unit data)	9/30/2008		9/30/2007		9/30/2008		9/30/2007
Total property revenues (1)	$82,961		$78,793		$247,348		$325,593

Multifamily property revenues (1)	76,753		73,249		230,766		222,945
Multifamily property NOI (1)	44,610		42,319		138,877		132,012

Management & leasing fee revenues	5,287		5,490		15,737		14,044

EBITDA (2)	58,191		59,413		183,524		223,150

Net income
Per share — basic (3)	0.58		0.03		1.07		7.32
Per share — diluted (3)	0.58		0.03		1.07		7.23

Funds from operations
Per share — basic (3)	0.49		0.03		1.65		1.16
Per share — diluted (3)	0.49		0.03		1.64		1.15

Dividends per share (4)	0.50		0.68		1.50		2.04

Dividends/EPS (diluted) payout ratio	86.2%		n/a		140.2%		28.2%
Dividends/FFO (diluted) payout ratio	102.0%		n/a		91.5%		177.4%

Consolidated interest expense (1)	$17,679		$17,843		$52,171		$72,326
Consolidated interest income (1)	(634)		(2,953)		(2,609)		(7,182)

Net interest expense (1)	17,045		14,890		49,562		65,144

Pro-rata share of joint venture interest expense	6,735		7,468		22,447		18,328

Principal amortization	182		168		546		2,724
Preferred dividends & distributions	3,850		4,352		12,157		16,338

Interest coverage ratio (5)	2.4	x	2.3	x	2.5	x	2.5	x
Fixed charge coverage ratio (5)	2.0	x	2.0	x	2.1	x	2.0	x
Fixed charge w/capitalized interest ratio (5)	1.6	x	1.6	x	1.7	x	1.7	x

Multifamily same property NOI Increase (6)	2.9%		5.3%		3.4%		5.2%
(# of apartment homes included)	26,827		24,060		26,827		24,060

	As of	As of
	9/30/2008	12/31/2007
Total assets	$3,254,205	$3,229,830
Total debt	$1,711,802	$1,641,839
Common shares and units, outstanding end of period	57,439	57,269
Share price, end of period (7)	$18.69	$22.63
Preferred shares and units, end of period	$200,281	$225,000
Book equity value, end of period (8)	$1,413,710	$1,460,328
Market equity value, end of period (9)	$1,073,535	$1,295,997

Debt to total market capitalization ratio (10)	57.3%	51.9%

Unencumbered real estate assets (at cost) to unsecured debt ratio (10)	219.0%	207.9%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	For a reconciliation of EBITDA, see page 27.

(3)	The three months ended September 30, 2007 includes $0.47 EPS and FFO per diluted share, net of tax, for a non-cash impairment charge related to the Company’s for-sale residential business.

(4)	Dividends paid during the nine months ended September 30, 2007 excludes special dividend of $10.75 per share.

(5)	For additional information on these calculations, see page 23.

(6)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2007, as adjusted for dispositions during the year.

(7)	Stock price as of September 30, 2008 and December 31, 2007 includes effect of special dividend of $10.75 per share, which was paid during 2007.

(8)	Includes common shares and units and preferred.

(9)	Includes common shares and units.

(10)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2008
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
($ in 000s, except per share data)	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Revenue
Minimum Rent	$65,003	$59,474	$189,637	$238,401
Tenant Recoveries	962	1,076	2,865	10,603
Other Property Related Revenue	8,424	6,740	24,225	22,903
Construction Revenues	654	11,154	9,102	32,007
Other Non-Property Related Revenue	5,287	5,490	15,737	14,044

Total Revenue	80,330	83,934	241,566	317,958

Operating Expenses
Operating Expenses:
Property Operating Expenses	21,513	19,178	58,329	68,723
Taxes, Licenses, and Insurance	9,759	9,078	27,630	33,251

Total Property Operating Expenses	31,272	28,256	85,959	101,974

Construction Expenses	672	9,280	8,503	29,146
Property Management Expenses	2,088	2,365	6,402	9,450
General and Administrative Expenses	5,993	5,442	17,564	19,460
Management Fee and Other Expenses	4,435	3,980	12,464	10,956
Restructuring Charges	—	—	—	1,528
Investment and Development (1)	80	342	956	799
Depreciation	24,303	20,953	68,648	80,982
Amortization	809	833	2,465	9,734
Impairment	—	43,679	—	43,679

Total Operating Expenses	69,652	115,130	202,961	307,708

Income (Loss) from Operations	10,678	(31,196)	38,605	10,250

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(18,997)	(18,988)	(56,024)	(73,553)
Gain (loss) on Retirement of Debt	2,515	36	10,716	(9,669)
Interest Income	634	2,951	2,608	7,174
Income (loss) from Partially-Owned Investments	1,190	6,886	13,497	11,609
Gain on Sale of Property, net of income taxes of $642 (Q3) and $2,332 (YTD) in 2008 and $628 (Q3) and $1,475 (YTD) in 2007	1,232	12,777	2,039	303,925
Income Taxes and Other	169	16,507	765	16,078

Total Other Income (Expense)	(13,257)	20,169	(26,399)	255,564

Income (Loss) before Minority Interest & Discontinued Operations	(2,579)	(11,027)	12,206	265,814

Minority Interest
Minority Interest of Limited Partners	3	20	12	245
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	(5,452)	(5,437)
Minority Interest in CRLP — Common	1,029	4,196	(7)	8,890

Total Minority Interest	(781)	2,403	(5,447)	3,698

Income (Loss) from Continuing Operations	(3,360)	(8,624)	6,759	269,512

Discontinued Operations
Income from Discontinued Operations	4,893	2,641	15,394	11,468
Gain on Disposal of Discontinued Operations, net of income taxes of $41 (Q3) and $40 (YTD) in 2008 and $95 (Q3) and $1,779 (YTD) in 2007	33,938	17,193	45,425	91,328
Minority Interest in CRLP — Common	(6,458)	(2,816)	(10,432)	(18,022)
Minority Interest of Limited Partners	—	(4,079)	13	(4,152)

Income from Discontinued Operations	32,373	12,939	50,400	80,622

Net Income	29,013	4,315	57,159	350,134

Dividends to Preferred Shareholders	(2,037)	(2,539)	(6,705)	(10,900)
Preferred Share Issuance Costs, Net of Discount	240	(29)	(27)	(360)

Net Income Available to Common Shareholders	$27,216	$1,747	$50,427	$338,874

Earnings per Share — Basic
Continuing Operations	$(0.11)	$(0.24)	$—	$5.58
Discontinued Operations	0.69	0.27	1.07	1.74

EPS — Basic	$0.58	$0.03	$1.07	$7.32

Earnings per Share — Diluted
Continuing Operations	$(0.11)	$(0.24)	$—	$5.51
Discontinued Operations	0.69	0.27	1.07	1.72

EPS — Diluted	$0.58	$0.03	$1.07	$7.23

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

3Q08	NYSE: CLP

THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Nine Months Ended
($ in 000s, except per share data)	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Net Income Available to Common Shareholders	$27,216	$1,747	$50,427	$338,874
Minority Interest in CRLP (Operating Ptr Unitholders)	5,429	(1,380)	10,439	9,132
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	—	(26)	—	(250)

Total	32,645	341	60,866	347,756

Adjustments — Consolidated Properties
Depreciation — Real Estate	24,108	23,455	70,414	89,703
Amortization — Real Estate	331	545	1,033	9,223
Remove: Gain/(Loss) on Sale of Property, net of Income
Tax and Minority Interest	(35,170)	(25,885)	(47,464)	(391,168)
Include: Gain/(Loss) on Sale of Undepreciated
Property, net of Income Tax and Minority Interest	1,846	4,790	5,976	10,188

Total Adjustments — Consolidated	(8,885)	2,905	29,959	(282,054)

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,124	4,616	14,565	11,758
Amortization — Real Estate	1,973	2,132	6,791	5,186
Remove: Gain/(Loss) on Sale of Property	(1,763)	(8,339)	(18,558)	(16,893)

Total Adjustments — Unconsolidated	4,334	(1,591)	2,798	51

Funds from Operations (1)(2)	$28,094	$1,655	$93,623	$65,753

FFO per Share (1)(2)
Basic	$0.49	$0.03	$1.65	$1.16
Diluted	$0.49	$0.03	$1.64	$1.15

Operating FFO:
Funds from Operations (1)(2)	$28,094	$1,655	$93,623	$65,753
Less: Transaction Income
- Development and Land (Gains) Losses	(1,846)	(4,790)	(5,976)	(10,188)
- Bond / Preferred Repurchase (Gains) Losses	(2,755)	7	(10,689)	360

Operating FFO	$23,493	$(3,128)	$76,958	$55,925

Operating FFO per Share
Basic	$0.41	$(0.06)	$1.35	$0.99
Diluted	$0.41	$(0.06)	$1.35	$0.98

(1)	FFO for the three and nine months ended September 30, 2007 includes a $43.3 million ($26.8 million, net of income taxes) non-cash impairment charge related to the Company’s for-sale residential business, which is equivalent to $0.47 per share (net of income taxes) per period. This charge is not added back to net income (loss) for the respective periods when calculating FFO.

(2)	FFO for the nine months ended September 30, 2007 includes an $18.2 million, or $0.32 per share, impact from items recorded during the three months ended June 30, 2008 related to the Company’s strategic transactions that occurred in the second quarter of 2007. The transaction related and other charges are comprised of the following: 1) prepayment penalties on the retirement of debt of $29.2 million, offset by the write-off of $16.4 million of the mark-to-market intangibles and debt costs on the associated debt repaid, 2) severance charges of $1.5 million, 3) a $1.4 million charge resulting from the initiation of the Company’s defined benefit pension plan termination, and 4) an impairment charge of $2.5 million related to the sale of one of the non-core retail assets. These charges are not added back to net income for the respective period when calculating FFO.
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before minority interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of our current business plan, the timing of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Nine Months Ended
(shares and units in 000s)	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Basic
Shares	47,369	46,574	47,046	46,255
Operating Partnership Units (OP Units)	9,553	10,219	9,842	10,426

Total Shares & OP Units	56,922	56,793	56,888	56,681

Dilutive Common Share Equivalents	—	—	109	639

Diluted (1)
Shares	47,369	46,574	47,155	46,894
Total Shares & OP Units	56,922	56,793	56,997	57,320

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2008
BALANCE SHEET

	As of	As of
($ in 000s)	9/30/2008	12/31/2007
ASSETS
Real Estate Assets
Operating Properties	$2,664,792	$2,431,082
Undeveloped Land & Construction in Progress	450,766	531,410

Total Real Estate, before Depreciation	3,115,558	2,962,492

Less: Accumulated Depreciation	(351,047)	(290,134)
Real Estate Assets Held for Sale, net	296,622	253,641

Net Real Estate Assets	3,061,133	2,925,999

Cash and Equivalents	27,692	93,033
Restricted Cash	30,568	10,005
Accounts Receivable, net	16,911	25,534
Notes Receivable	5,135	30,756
Prepaid Expenses	6,284	8,845
Deferred Debt and Lease Costs	16,743	15,636
Investment in Unconsolidated Subsidiaries	41,929	69,682
Other Assets	47,810	50,340

Total Assets	$3,254,205	$3,229,830

LIABILITIES

Long-Term Liabilities
Unsecured Credit Facility	$205,936	$39,316
Notes and Mortgages Payable	1,505,866	1,575,921
Mortages Payable Related to Real Estate Assets Held for Sale	—	26,602

Total Long-Term Liabilities	1,711,802	1,641,839

Other Liabilities	128,693	127,663

Total Liabilities	1,840,495	1,769,502

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	1,986	2,439

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,281	125,000

Total Preferred Shares and Units, at Liquidation Value	200,281	225,000

Common Equity, including Minority Interest in Operating Partnership	1,211,443	1,232,889

Total Equity, including Minority Interest	1,413,710	1,460,328

Total Liabilities and Equity	$3,254,205	$3,229,830

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	9/30/2008	12/31/2007
Basic
Shares	47,909	47,216
Operating Partnership Units (OP Units)	9,530	10,053

Total Shares & OP Units	57,439	57,269

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Third Quarter 2008
COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2008 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	—	1,910	140	2,050	—	2,050	662	2,712
Birmingham	1,262	—	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,268	1,296	4,564	—	4,564	85	4,649	216	4,865
Dallas	2,468	—	2,468	—	2,468	—	2,468	—	2,468
Fort Worth	2,012	—	2,012	29	2,041	—	2,041	—	2,041
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	180	772	952	—	952	—	952	—	952
Raleigh	1,714	250	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	837	312	1,149	—	1,149	—	1,149	288	1,437
Other	4,024	211	4,235	147	4,382	209	4,591	380	4,971

Total Portfolio	26,827	2,841	29,668	797	30,465	294	30,759	1,546	32,305

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,922 total units at the Company’s partially-owned apartment communities.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)

		Total NOI
	Same Property	Incl. JVs at	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	Communities	Pro Rata % (4)	2008	2008	2008	2007	2007

Atlanta	13.8%	12.4%	97.2%	97.0%	96.3%	95.7%	95.0%
Austin	6.1%	5.8%	95.8%	96.2%	97.0%	95.2%	96.0%
Birmingham	4.4%	4.6%	97.7%	97.7%	96.3%	95.9%	95.1%
Charleston	5.8%	4.7%	94.6%	95.9%	96.0%	96.7%	95.8%
Charlotte	11.0%	14.0%	95.7%	93.6%	93.2%	95.1%	94.1%
Dallas	7.2%	6.3%	95.5%	96.3%	96.5%	96.4%	95.0%
Fort Worth	6.6%	5.9%	98.2%	96.3%	96.8%	96.9%	96.3%
Huntsville	3.6%	3.2%	96.7%	97.1%	98.1%	95.1%	98.2%
Orlando	8.6%	7.6%	98.0%	97.1%	97.1%	96.3%	97.6%
Phoenix	1.0%	3.7%	95.3%	96.3%	95.6%	96.3%	85.2%
Raleigh	6.4%	6.6%	96.4%	95.6%	96.0%	96.8%	94.7%
Richmond	7.0%	6.2%	97.0%	96.6%	96.5%	96.6%	96.5%
Savannah	3.7%	4.9%	95.2%	95.0%	96.3%	96.8%	95.5%
Other	14.8%	14.1%	93.8%	95.6%	96.3%	95.1%	91.5%

Total Portfolio	100.0%	100.0%	96.0%	95.9%	96.0%	95.9%	94.6%

Same Property			96.1%	96.0%	96.3%	96.0%	95.6%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 29.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2008
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2008	9/30/2007	Change	9/30/2008	9/30/2007	Change
Property Revenues
Same Property Communities (2)	26,827	$66,900	$64,959	$1,941	$199,433	$194,350	$5,083
Non-Same Property Communities	2,841	7,143	4,352	2,791	20,049	10,268	9,781
Joint Venture Communities (3)	797	2,018	1,721	297	6,004	4,887	1,117
Development and Lease Up Communities	1,840	1,232	3	1,229	1,630	3	1,627
Dispositions / Other	—	1,597	4,801	(3,204)	10,142	21,255	(11,113)

Total Property Revenues	32,305	$78,890	$75,836	$3,054	$237,258	$230,763	$6,495

Property Expenses
Same Property Communities (2)	26,827	$27,356	$26,518	$838	$77,468	$76,373	$1,095
Non-Same Property Communities	2,841	2,905	2,577	328	8,130	4,854	3,276
Joint Venture Communities (3)	797	955	788	167	2,796	2,250	546
Development and Lease Up Communities	1,840	1,294	27	1,267	2,343	35	2,308
Dispositions / Other	—	729	2,291	(1,562)	4,423	11,549	(7,126)

Total Property Expenses	32,305	$33,239	$32,201	$1,038	$95,160	$95,061	$99

Property Net Operating Income
Same Property Communities (2)	26,827	$39,544	$38,441	$1,103	$121,965	$117,977	$3,988
Non-Same Property Communities	2,841	4,237	1,775	2,462	11,919	5,414	6,505
Joint Venture Communities (3)	797	1,063	933	130	3,208	2,636	572
Development and Lease Up Communities	1,840	(62)	(25)	(37)	(713)	(32)	(681)
Dispositions / Other	—	868	2,511	(1,643)	5,718	9,707	(3,989)

Total Property Net Operating Income	32,305	$45,650	$43,635	$2,015	$142,097	$135,702	$6,395
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2008	9/30/2007	Change	9/30/2008	9/30/2007	Change
Capitalized Expenses
Same Property Communities (2)	26,827	$4,880	$6,191	$(1,311)	$13,319	$14,865	$(1,546)
Non-Same Property Communities	2,841	988	635	353	2,338	904	1,434
Joint Venture Communities	797	211	381	(170)	539	826	(287)
Development and Lease Up Communities	1,840	145	—	145	309	—	309
Dispositions / Other	—	(583)	885	(1,468)	(293)	2,447	(2,740)

Total Property Capitalized Expenses	32,305	5,641	8,092	(2,451)	16,212	19,042	(2,830)

Capitalized Expenses per Unit
Same Property Communities (2)	26,827	$182	$231	$(49)	$496	$554	$(58)
Non-Same Property Communities	2,841	348	223	124	823	318	505
Joint Venture Communities	797	264	477	(213)	676	1,035	(360)

Total Per Unit	30,465	$185	$266	$(80)	$532	$625	$(93)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Third Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

	Revenues			Expenses			NOI
	3Q08	3Q07	% Chg	3Q08	3Q07	% Chg	3Q08	3Q07	% Chg

Atlanta	$9,059	$8,771	3.3%	$3,611	$3,717	(2.9%)	$5,449	$5,054	7.8%
Austin	4,697	4,521	3.9%	2,295	2,194	4.6%	2,403	2,328	3.2%
Birmingham	2,881	2,814	2.4%	1,124	1,176	(4.4%)	1,757	1,638	7.3%
Charleston	3,771	3,820	(1.3%)	1,495	1,469	1.8%	2,276	2,351	(3.2%)
Charlotte	7,396	7,113	4.0%	3,042	2,962	2.7%	4,354	4,150	4.9%
Dallas	5,583	5,191	7.6%	2,735	2,520	8.5%	2,847	2,670	6.6%
Fort Worth	5,119	4,703	8.8%	2,526	2,204	14.6%	2,593	2,499	3.8%
Huntsville	2,131	2,092	1.9%	715	701	2.0%	1,416	1,391	1.8%
Orlando	5,416	5,381	0.7%	2,012	1,882	6.9%	3,404	3,499	(2.7%)
Phoenix	557	567	(1.9%)	175	220	(20.5%)	382	347	9.9%
Raleigh	4,221	3,979	6.1%	1,706	1,625	5.0%	2,515	2,354	6.8%
Richmond	4,266	4,139	3.1%	1,499	1,498	0.1%	2,767	2,641	4.8%
Savannah	2,186	2,125	2.9%	717	807	(11.2%)	1,469	1,318	11.4%
Other	9,618	9,744	(1.3%)	3,704	3,542	4.6%	5,914	6,202	(4.6%)

Total Same Property (1)	$66,900	$64,959	3.0%	$27,356	$26,518	3.2%	$39,544	$38,441	2.9%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q08	3Q07	% Chg	3Q08	3Q07	% Chg

Atlanta	3,282	13.8%	97.2%	95.0%	2.1%	$860	$855	0.6%
Austin	1,910	6.1%	95.9%	96.0%	(0.2%)	757	726	4.2%
Birmingham	1,262	4.4%	97.9%	95.0%	2.9%	712	712	(0.1%)
Charleston	1,578	5.8%	94.6%	95.8%	(1.2%)	757	762	(0.7%)
Charlotte	3,268	11.0%	95.6%	94.3%	1.3%	705	699	0.8%
Dallas	2,468	7.2%	95.5%	95.0%	0.5%	707	687	2.9%
Fort Worth	2,012	6.6%	98.3%	96.3%	2.0%	765	742	3.1%
Huntsville	836	3.6%	96.7%	98.2%	(1.6%)	757	745	1.7%
Orlando	1,756	8.6%	98.0%	97.5%	0.5%	961	965	(0.4%)
Phoenix	180	1.0%	93.9%	95.0%	(1.1%)	1,047	1,142	(8.3%)
Raleigh	1,714	6.4%	96.8%	95.9%	1.0%	760	724	5.0%
Richmond	1,700	7.0%	97.0%	96.5%	0.5%	811	779	4.2%
Savannah	837	3.7%	95.6%	95.7%	(0.1%)	821	802	2.4%
Other	4,024	15.0%	93.6%	95.4%	(1.8%)	777	776	0.0%

Total Same Property (1)	26,827	100.0%	96.1%	95.6%	0.5%	$781	$770	1.4%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Third Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	Revenues			Expenses			NOI
	2008	2007	% Chg	2008	2007	% Chg	2008	2007	% Chg

Atlanta	$27,069	$26,423	2.4%	$10,343	$10,479	(1.3%)	$16,726	$15,945	4.9%
Austin	13,990	13,448	4.0%	6,404	6,167	3.8%	7,586	7,281	4.2%
Birmingham	8,463	8,282	2.2%	3,266	3,427	(4.7%)	5,197	4,856	7.0%
Charleston	11,515	11,397	1.0%	4,186	4,172	0.3%	7,329	7,225	1.4%
Charlotte	21,782	21,341	2.1%	8,774	8,526	2.9%	13,008	12,815	1.5%
Dallas	16,736	15,705	6.6%	7,667	7,201	6.5%	9,069	8,504	6.6%
Fort Worth	15,143	13,986	8.3%	6,844	6,317	8.3%	8,299	7,669	8.2%
Huntsville	6,290	6,016	4.5%	2,140	2,144	(0.2%)	4,150	3,872	7.2%
Orlando	16,030	16,148	(0.7%)	5,695	5,732	(0.7%)	10,336	10,415	(0.8%)
Phoenix	1,772	1,822	(2.7%)	537	599	(10.4%)	1,236	1,223	1.1%
Raleigh	12,530	11,757	6.6%	4,738	4,548	4.2%	7,792	7,210	8.1%
Richmond	12,694	12,329	3.0%	4,370	4,416	(1.0%)	8,324	7,914	5.2%
Savannah	6,375	6,389	(0.2%)	2,100	2,396	(12.3%)	4,275	3,993	7.1%
Other	29,044	29,306	(0.9%)	10,404	10,250	1.5%	18,640	19,056	(2.2%)

Total Same Property (1)	$199,433	$194,350	2.6%	$77,468	$76,373	1.4%	$121,965	$117,977	3.4%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2008	2007	% Chg	2008	2007	% Chg

Atlanta	3,282	13.7%	97.2%	95.0%	2.1%	$863	$851	1.3%
Austin	1,910	6.2%	95.9%	96.0%	(0.2%)	753	720	4.6%
Birmingham	1,262	4.3%	97.9%	95.0%	2.9%	713	706	1.0%
Charleston	1,578	6.0%	94.6%	95.8%	(1.2%)	763	754	1.2%
Charlotte	3,268	10.7%	95.6%	94.3%	1.3%	702	695	1.0%
Dallas	2,468	7.4%	95.5%	95.0%	0.5%	705	687	2.6%
Fort Worth	2,012	6.8%	98.3%	96.3%	2.0%	762	736	3.6%
Huntsville	836	3.4%	96.7%	98.2%	(1.6%)	757	738	2.7%
Orlando	1,756	8.5%	98.0%	97.5%	0.5%	965	978	(1.3%)
Phoenix	180	1.0%	93.9%	95.0%	(1.1%)	1,089	1,167	(6.7%)
Raleigh	1,714	6.4%	96.8%	95.9%	1.0%	756	720	5.0%
Richmond	1,700	6.8%	97.0%	96.5%	0.5%	805	775	3.9%
Savannah	837	3.5%	95.6%	95.7%	(0.1%)	806	812	(0.8%)
Other	4,024	15.3%	93.6%	95.4%	(1.8%)	775	774	0.1%

Total Same Property (1)	26,827	100.0%	96.1%	95.6%	0.5%	$780	$767	1.6%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2008
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

	Revenues			Expenses			NOI
	3Q08	2Q08	% Chg	3Q08	2Q08	% Chg	3Q08	2Q08	% Chg

Atlanta	$9,059	$9,063	(0.0%)	$3,611	$3,298	9.5%	$5,449	$5,765	(5.5%)
Austin	4,697	4,695	0.1%	2,295	2,097	9.4%	2,403	2,598	(7.5%)
Birmingham	2,881	2,842	1.4%	1,124	1,069	5.1%	1,757	1,773	(0.9%)
Charleston	3,771	3,895	(3.2%)	1,495	1,292	15.7%	2,276	2,604	(12.6%)
Charlotte	7,396	7,172	3.1%	3,042	2,833	7.4%	4,354	4,339	0.3%
Dallas	5,583	5,593	(0.2%)	2,735	2,422	12.9%	2,847	3,170	(10.2%)
Fort Worth	5,119	5,053	1.3%	2,526	2,146	17.7%	2,593	2,906	(10.8%)
Huntsville	2,131	2,117	0.7%	715	711	0.6%	1,416	1,406	0.7%
Orlando	5,416	5,334	1.5%	2,012	1,808	11.3%	3,404	3,526	(3.5%)
Phoenix	557	603	(7.7%)	175	169	3.8%	382	434	(12.2%)
Raleigh	4,221	4,197	0.6%	1,706	1,579	8.0%	2,515	2,617	(3.9%)
Richmond	4,266	4,230	0.8%	1,499	1,419	5.6%	2,767	2,811	(1.6%)
Savannah	2,186	2,143	2.0%	717	668	7.4%	1,469	1,475	(0.5%)
Other	9,618	9,738	(1.2%)	3,704	3,307	12.0%	5,914	6,431	(8.0%)

Total Same Property (1)	$66,900	$66,675	0.3%	$27,356	$24,818	10.2%	$39,544	$41,857	(5.5%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q08	2Q08	% Chg	3Q08	2Q08	% Chg

Atlanta	3,282	13.8%	97.2%	97.0%	0.1%	$860	$863	(0.3%)
Austin	1,910	6.1%	95.9%	96.2%	(0.3%)	757	753	0.5%
Birmingham	1,262	4.4%	97.9%	97.8%	0.1%	712	716	(0.6%)
Charleston	1,578	5.8%	94.6%	95.9%	(1.3%)	757	764	(1.0%)
Charlotte	3,268	11.0%	95.6%	93.2%	2.4%	705	702	0.4%
Dallas	2,468	7.2%	95.5%	96.3%	(0.8%)	707	708	(0.2%)
Fort Worth	2,012	6.6%	98.3%	96.3%	2.0%	765	768	(0.4%)
Huntsville	836	3.6%	96.7%	97.1%	(0.5%)	757	760	(0.3%)
Orlando	1,756	8.6%	98.0%	97.1%	0.9%	961	967	(0.7%)
Phoenix	180	1.0%	93.9%	96.1%	(2.2%)	1,047	1,106	(5.4%)
Raleigh	1,714	6.4%	96.8%	95.9%	1.0%	760	761	(0.2%)
Richmond	1,700	7.0%	97.0%	96.6%	0.4%	811	808	0.4%
Savannah	837	3.7%	95.6%	95.2%	0.4%	821	802	2.4%
Other	4,024	15.0%	93.6%	95.5%	(1.8%)	777	775	0.2%

Total Same Property (1)	26,827	100.0%	96.1%	96.0%	0.1%	$781	$782	(0.1%)

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
OPERATING DATA (1)

Property Revenues
Rental revenues	$18,311	$19,223	$57,092	$46,912
Other property revenues	1,135	1,046	2,877	2,403

Total property revenues	19,446	20,269	59,969	49,315

Property Expenses
Property operating and maintenance	4,829	4,845	14,147	12,529
Taxes, license and insurance	2,229	2,402	7,111	6,122

Total property expenses	7,058	7,247	21,258	18,651

Net Operating Income (NOI)	12,388	13,022	38,711	30,664

Other Income (Expenses)
Interest, net	(6,808)	(7,512)	(22,648)	(18,637)
Depreciation and amortization (2)	(6,097)	(6,748)	(21,356)	(17,012)
Other	(56)	(215)	232	(299)

Total other expenses	(12,961)	(14,475)	(43,772)	(35,948)

Gain on sale of properties, net	1,763	8,339	18,558	16,893

Equity in income of joint ventures	$1,190	$6,886	$13,497	$11,609

	As of
	9/30/2008	12/31/2007
BALANCE SHEET DATA (3)
Real estate assets, net	$3,231,603	$3,819,842
Other assets, net	318,151	342,894

Total assets	$3,549,754	$4,162,736

Notes payable	$2,757,063	$3,200,756
Notes payable to Colonial (4)	—	23,390
Other liabilities	158,685	115,346

Total liabilities	2,915,748	3,339,492

Member’s equity	634,006	823,244

Total liabilities and member’s equity	$3,549,754	$4,162,736

Colonial’s equity investment (5)	$41,929	$69,682
Colonial’s pro-rata share of debt	$476,543	$544,208

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(5)	Includes distributions in excess of investment balance for certain joint ventures.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of September 30, 2008
(in thousands)

								Average
			Gross			Weighted	Weighted	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Average	Term (in		% Variable
Venture	Properties	Units/GLA	Real Estate (1)	in Progress	Notes Payable	Interest	Interest Rate	months)	% Fixed Rate	Rate
MULTIFAMILY
CMS	5	1,548	$118,551	$—	$100,756	21%	5.70%	42	69.00%	31.00%
DRA	6	2,034	144,552	—	94,983	15%	4.85%	13	100.00%	—
Development	1	541	—	5,089	—	25%	—	—	—	—
Other (2)	5	1,340	138,733	5,697	101,554	20%	5.41%	60	50.99%	49.01%

Total Multifamily	17	5,463	$401,836	$10,786	$297,293

OFFICE
DRA/CRT (3)	17	8,405	$1,288,634	$7,042	$970,139	15%	5.67%	21	65.01%	34.99%
DRA/CLP (4)	18	5,235	938,796	—	741,907	15%	5.61%	69	100.00%	—
UBS/CLP Mansell	2	689	141,840	8,107	92,690	15%	6.15%	94	100.00%	—
Huntsville TIC (5)	9	1,702	225,425	—	107,540	10%	6.47%	110	100.00%	—
Other	1	30	2,847	—	1,037	33%	8.10%	76	100.00%	—

Total Office	47	16,061	$2,597,542	$15,149	$1,913,313

RETAIL
OZRE (6)	11	2,983	$363,437	$—	$292,836	17%	6.31%	70	100.00%	—
Craft Farms	1	345	53,809	—	43,000	15%	6.43%	10	—	100.00%
Parkway Place	1	636	90,061	—	58,068	45%	4.93%	8	—	100.00%
Turkey Creek	2	653	79,575	14,436	64,860	50%	6.03%	95	100.00%	—
Other	4	1,328	115,667	2,785	87,692	24%	5.72%	37	18.90%	81.10%

Total Retail	19	5,945	$702,549	$17,221	$546,456

	83		$3,701,927	$43,157	$2,757,062

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of September 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of September 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the nine months ended September 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of ten transactions. Effectively, the Company’s interest has been reduced from 40% to 10%.

(6)	As of September 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended September 30, 2008
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating		Other Income	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Interest Expense	(Expenses)	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$3,938	$1,947	$1,992	$1,410	$(8)	$—	$1,287	$(714)	$(150)
DRA	4,741	2,200	2,541	1,259	11	—	1,038	256	50
Development	—	—	—	—	—	—	—	—	—
Other (2)	3,015	1,886	1,129	1,591	(19)	1,299	1,300	(482)	(567)

Total Multifamily	$11,694	$6,033	$5,662	$4,260	$(16)	$1,299	$3,625	$(940)	$(667)

OFFICE
DRA/CRT (3)	$44,283	$18,433	$25,850	$11,958	$(1,204)	$—	$15,334	$(2,647)	$(194)
DRA/CLP (4)	30,189	12,294	17,895	10,693	178	—	11,395	(4,014)	(35)
UBS/CLP Mansell	4,000	1,464	2,535	1,426	4	—	1,806	(693)	(44)
Huntsville TIC (5)	6,411	1,995	4,416	3,203	21	—	1,850	(615)	1,987
Other	178	91	88	22	—	—	14	51	24

Total Office	$85,061	$34,277	$50,784	$27,302	$(1,001)	$—	$30,399	$(7,918)	$1,738

RETAIL
OZRE (6)	8,625	2,314	6,310	4,612	16	—	3,938	(2,223)	(153)
Craft Farms	1,175	386	789	504	(39)	—	122	123	(72)
Parkway Place	2,672	956	1,716	906	—	—	750	60	192
Turkey Creek	2,551	636	1,916	994	4	—	931	(6)	22
Other	2,873	680	2,192	1,145	(9)	41	1,017	62	130

Total Retail	$17,896	$4,972	$12,923	$8,161	$(28)	$41	$6,758	$(1,984)	$119

	$114,651	$45,282	$69,369	$39,723	$(1,045)	$1,340	$40,782	$(10,842)	$1,190

Results of operations presented represents 100% of the operations for the properties in these joint ventures.

For a detailed schedule of partially-owned unconsolidated assets, see page 32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of September 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of September 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the three months ended September 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of two transactions. Effectively, the Company’s interest was reduced from 13.8% to 10%. The Company recognized a gain of approximately $2.0 million of the sale of this interest.

(6)	As of September 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Nine Months Ended September 30, 2008
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating		Other Income	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Interest Expense	(Expenses)	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$11,689	$5,794	$5,895	$4,285	$(22)	$(257)	$3,810	$(2,479)	$(501)
DRA	14,033	6,447	7,585	3,785	55	—	3,675	181	37
Development	—	10	(10)	82	—	5,262	—	5,170	(16)
Other (2)	10,755	6,069	4,686	4,994	2	13,091	4,031	8,754	(939)

Total Multifamily	$36,477	$18,320	$18,156	$13,146	$35	$18,096	$11,516	$11,626	$(1,419)

OFFICE
DRA/CRT (3)	$130,140	$53,176	$76,964	$38,697	$(2,299)	$—	$46,988	$(11,020)	$(552)
DRA/CLP (4)	87,840	35,055	52,785	31,847	684	—	34,501	(12,879)	(243)
UBS/CLP Mansell	11,951	4,149	7,802	4,278	15	(3)	6,152	(2,615)	(217)
Huntsville TIC (5)	18,340	5,862	12,478	9,921	66	—	11,004	(8,382)	4,237
Other	545	237	307	68	1	—	43	197	89

Total Office	$248,816	$98,479	$150,336	$84,811	$(1,533)	$(3)	$98,688	$(34,699)	$3,314

RETAIL
GPT (6)	$8,191	$3,041	$5,150	$3,076	$(318)	$—	$3,508	$10,400	$11,977
OZRE (7)	25,914	7,163	18,751	13,821	69	—	13,304	(8,306)	(543)
Craft Farms	3,544	1,444	2,100	1,678	57	—	812	(333)	(345)
Parkway Place	8,121	2,721	5,400	3,872	—	—	2,512	(984)	218
Turkey Creek	7,552	1,853	5,699	2,983	14	—	2,714	16	111
Other	7,706	1,816	5,889	3,214	(34)	60	2,182	519	184

Total Retail	$61,028	$18,038	$42,989	$28,644	$(212)	$60	$25,032	$1,312	$11,602

	$346,321	$134,837	$211,481	$126,601	$(1,710)	$18,153	$135,236	$(21,761)	$13,497

Results of operations presented represents 100% of the operations for the properties in these joint ventures.

For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company sold its 10% interest in Stone Ridge on June 16, 2008. Also, the Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of September 30, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of September 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the nine months ended September 30, 2008, the Company disposed of a portion of its interest in this joint venture through a series of ten transactions. Effectively, the Company’s interest has been reduced from 40% to 10%. During the nine months ended September 30, 2008, the Company recognized a gain of approximately $6.0 million on the sale of this interest.

(6)	This joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina. The Company sold its interest in this joint venture in February 2008 and recognized a gain of approximately $12.2 million.

(7)	As of September 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Third Quarter 2008

	As of
	9/30/2008	9/30/2007
Base rent per square foot — Straight-line
Office
Consolidated	$29.31	n/a
Unconsolidated	19.23	18.84

Retail
Consolidated	$13.83	$15.71
Unconsolidated	16.63	16.94

Base rent per square foot — Cash
Office
Consolidated	$23.34	n/a
Unconsolidated	18.81	18.07

Retail
Consolidated	$13.67	$15.55
Unconsolidated	16.46	16.60

	As of
	9/30/2008	9/30/2007
Square Feet (in 000’s)
Office
Consolidated	507	n/a
Unconsolidated (1)	2,281	2,366

Retail
Consolidated	1,429	715
Unconsolidated (1)	977	1,135

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.
OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	388	3%	$7,919	3%	58	3%	$1,182	3%
2009	2,042	15%	35,219	13%	299	13%	5,161	11%
2010	1,680	12%	30,481	12%	237	10%	4,357	9%
2011	2,102	15%	40,767	15%	303	13%	5,935	13%
2012	2,388	17%	48,643	19%	350	15%	7,154	16%
2013+	5,345	38%	100,539	38%	1,073	46%	21,653	48%

Total Leased SF	13,944		$263,567		2,319		$45,442
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	64	1%	$1,515	2%	19	1%	$519	2%
2009	162	3%	2,951	4%	50	3%	943	3%
2010	426	9%	5,538	8%	90	5%	1,231	4%
2011	468	10%	7,748	11%	137	7%	2,843	10%
2012	565	12%	8,783	13%	201	11%	3,754	14%
2013+	3,170	65%	42,502	62%	1,417	73%	18,511	67%

Total Leased SF	4,855		$69,037		1,914		$27,801
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$568	$362	$1,594	$3,585
Tenant Improvements	510	697	1,607	5,328
Leasing Commissions	464	775	1,131	3,399
Admin — Division	6	12	29	29

Total	$1,548	$1,846	$4,361	$12,341
Less: Unconsolidated Assets	(1,537)	(1,823)	(4,058)	(4,210)

Total — Consolidated Assets	$11	$23	$303	$8,131

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$36	$29	$116	$765
Revenue- Enhancing	49	111	69	615
Tenant Improvements	13	385	244	3,093
Leasing Commissions	442	37	553	981
Admin — Division	17	3	77	26

Total w/o Acquisition-Related	$556	$564	$1,059	5,481
Less: Unconsolidated Assets	(88)	(176)	(402)	(981)

Total — Consolidated Assets	$468	$388	$657	$4,500

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and nine months ended September 30, 2008, continuing operations includes gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $1.2 million and $6.3 million, respectively. For the three and nine months ended September 30, 2008, there are no gains on condominium conversion, for sale residential and development sales in discontinued operations. A summary of revenues and costs of these activities for the three and nine months ended September 30, 2008 and 2007 are as follows:

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Condominium conversion revenues, net	$145	$5,373	$448	$49,127
Condominium conversion costs	(178)	(5,507)	(479)	(44,813)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	(33)	(134)	(31)	4,314

For-sale residential revenues, net	8,678	5,264	17,795	21,224
For-sale residential costs	(7,667)	(4,662)	(16,177)	(18,032)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	1,011	602	1,618	3,192

Development revenues, net	100	40,517	15,900	40,517
Development costs (1)	118	(36,422)	(11,191)	(36,422)

Gains on development sales, before minority interest and income taxes	218	4,095	4,709	4,095

Minority interest	—	26	—	250
Provision for income taxes	(434)	(353)	(1,817)	(2,777)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$762	$4,236	$4,479	$9,074

	Three Months Ended		Nine Months Ended
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Condominium Conversion Projects Status
Units Closed in prior periods	1,199	1,163	1,197	935
Units Closed in current period	1	25	3	253
Contracted (3)	—	23	—	23
Available Units (4)	27	16	27	16

Total Units	1,227	1,227	1,227	1,227

For-Sale Residential Projects Status
Units Closed in prior periods	206	124	166	54
Units Closed in current period	27	20	67	90
Contracted (3)	50	110	50	110
Available Units / Lots (4)	514	705	514	705

Total Units	797	959	797	959

Notes:

(1)	Amounts include $218 (Q308) and $1,911 (YTD08) recorded for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company is leasing the remaining units at two of its previous condominium conversion projects and also at two of its previous for-sale residential projects.
Condominium Conversions

			Average
			Price of		Units
Project	Location	Units	Units Closed	Projected Sell Out	Closed	Under Contract (1)	Remaining Units
Azur at Metrowest (2)	Orlando, FL	311	$158,552	4Q08 - 3Q10	291	—	20
Capri at Hunter’s Creek (2)	Orlando, FL	250	$196,098	4Q08 - 3Q10	242	2	6

		561			533	2	26

Residential For-Sale Development

			Average
			Price of
			Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units / Lots

For-Sale Residential
Regatta at James Island (2)	Charleston, SC	212	$189,788	3Q10 - 3Q12	146	4	62
Regents Park (Phase I) (2)(3)(4)	Atlanta, GA	23	$1,915,675	1Q11 - 4Q13	6	—	17
Grander (2)(4)	Gulf Shores, AL	26	$679,583	2Q11 - 4Q12	12	—	14
Southgate on Fairview (2)(4)	Charlotte, NC	47	$329,299	3Q11 - 4Q13	14	4	29
Metropolitan Midtown	Charlotte, NC	101	$337,801	4Q10 - 4Q11	35	40	26

		409			213	48	148

Lots
Cypress Village (lots) (4)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Colonial Traditions at Gulf Shores (2)(5)	Gulf Shores, AL	—	$—	1Q11 - 1Q12	—	—	—
Whitehouse Creek (lots) (2)(6)	Mobile, AL	200	$63,600	4Q12 - 3Q16	15	2	183

		388			20	2	366

		797			233	50	514

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	This project is classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(3)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(4)	During the third quarter of 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(5)	This project will include the sale of undeveloped parcels.

(6)	Whitehouse Creek, formerly known as Spanish Oaks, will include the sale of undeveloped parcels.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

									Development Costs
		Units / SF-in 000s				Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased		Date	Date	Date	Cost	Q308	After
Multifamily
CG at Onion Creek	Austin, TX	300	254	128		1Q07	4Q08	3Q09	$31.8	$31.3	$0.5
CV at Godley Lake	Savannah, GA	288	288	151		3Q07	3Q08	1Q09	26.2	25.8	0.4
CV at Matthews Commons	Charlotte, NC	216	72	39		4Q07	4Q08	2Q09	21.1	18.3	2.8
CG at Desert Vista	Las Vegas, NV	380	—	—		1Q08	3Q09	2Q10	52.0	31.3	20.7
CG at Ashton Oaks	Austin, TX	362	16	—		1Q08	2Q09	2Q10	34.3	19.8	14.5

									165.4	126.5	38.9

Commercial Retail
Colonial Promenade Nor du Lac (1)	Covington, LA	531	n/a	156		2Q08	2Q11	3Q11	146.7	36.6	110.1
Colonial Promenade Tannehill (2)	Birmingham, AL	350	n/a	286		1Q07	2Q09	3Q09	4.2	3.3	0.9
Metropolitan * (3)(4)	Charlotte, NC	181	n/a	127		3Q06	2Q09	4Q09	18.2	10.7	7.5

									169.1	50.6	118.5

For Sale Projects
Metropolitan * (4)	Charlotte, NC	101	35	n/a	(5)	3Q06	1Q09		43.2	39.3	3.9

			Total Active Development Projects						$377.7	$216.4	$161.3

Residential Lots for Sale
Whitehouse Creek (lots)(6)	Mobile, AL	200	59	n/a	(5)	1Q06	2Q17		14.4	12.3	2.1

			Future Development Projects (see page 20)							$224.8
			Less proceeds from Metropolitan for-sale residential units sold							(10.3)
			Development costs remaining in CIP for projects placed into service							7.6

			Total Properties Under Development (per Balance Sheet)							$450.8

Unconsolidated Projects (7)
Colonial Promenade Smyrna (8)	Nashville, TN	148	—	143		1Q07	4Q08	1Q09	$18.5	$17.6	$0.9
Colonial Pinnacle Turkey Creek III (9)	Knoxville, TN	160	—	106		1Q08	2Q09	3Q09	15.2	7.1	8.1

									$33.7	$24.7	$9.0

Target Development Yield Ranges:
Multifamily:	7.0-8.5%
Office:	8.5-11.0%
Retail:	8.5-11.0%

*	This project is part of a mixed-use development.

Notes:

(1)	Total cost for this project excludes $24.0 million of community development district special assessment bonds.

(2)	Total cost and development costs through Q308 have been reduced by $44.7 million (0.2 million square feet), which has already been placed into service.

(3)	Total cost and development costs through Q308 have been reduced by $31.9 million (0.1 million square feet), which has already been placed into service.

(4)	Development costs are net of economic grant proceeds of approximately $12.3 million (present value) to be received after property is put into service.

(5)	For units sold at these projects, see page 18.

(6)	Approximately $3.1 million was reclassified to held for sale for lots available for sale.

(7)	Units and square feet for unconsolidated projects are presented at 100%.

(8)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(9)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Future Development Pipeline
($ in MMs)

		Units/	Cost to
	Location	SF-in 000s	Date
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.1
CG at Sweetwater	Phoenix, AZ	195	7.3
CG at Azure	Las Vegas, NV	188	7.5
CG at Cityway	Austin, TX	376	4.8
CG at Wakefield	Raleigh, NC	369	7.0
CG at South End	Charlotte, NC	353	11.4
CG at Hampton Preserve	Tampa, FL	486	14.2
CG at Randal Park (1)	Orlando, FL	600	13.0

			73.3

Commercial Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	74	1.6
Colonial Promenade Huntsville	Huntsville, AL	111	9.2

			10.8

Future Development Projects			$84.1

Undeveloped Land & Other Pre-development costs (2)			140.7

Total Future Development Projects			$224.8

Unconsolidated Project
CG at McKinney (3)	Dallas, TX	541	$1.6

(1)	These projects are part of a mixed-use development.

(2)	Amount includes $25.7 million of cost related to Cypress Village, which was previously classified as Residential Lots For Sale.

(3)	Units for this unconsolidated project are presented at 100%. Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.
ASSETS HELD FOR SALE

Total
Cost
Multifamily assets	$168.9
Office assets	—
Retail assets	36.2
For-Sale Residential (1)	91.5

Total Assets Held For Sale (per Balance Sheet) (2)	$296.6

(1)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(2)	These real estate assets are refected at the lower of depreciated cost or estimated fair value less costs to sell.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
Multifamily
Colonial Village at Matthews	Charlotte, NC	Jan-08	270	$18.4	$19.0	6.1%	remaining 75% interest
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
Multifamily
Fairmont at Fossil Creek	Fort Worth, TX	Jan-08	240	$3.2	5.4%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Jan-08	216	3.2	5.6%	15% ownership interest
Arbors at Windsor Lake	Columbia, SC	Jan-08	228	1.4	6.4%	10% ownership interest
Park Crossing	Fairfield, CA	Feb-08	200	3.4	5.7%	10% ownership interest
Cottonwood Crossing	Fort Worth, TX	Jun-08	200	7.3	6.5%	(4)
CV at Bedford	Fort Worth, TX	Jun-08	238	12.0	6.5%	(4)
CV at Bear Creek	Fort Worth, TX	Jun-08	120	6.0	6.5%	(4)
CV at Pear Ridge	Dallas, TX	Jun-08	242	15.5	6.5%	(4)
CG at Shelby Farms I & II	Memphis, TN	Jun-08	450	41.0	5.9%	(5)
Stone Ridge	Columbia, SC	Jun-08	191	0.8	7.3%	10% ownership interest
CG at Hunter’s Creek	Orlando, FL	Sep-08	496	57.7	6.3%

Total — Multifamily				151.5

Office
250 Commerce Center	Montgomery, AL	Feb-08	37.0	3.1	10.1%
Decoverly	Rockville, MD	May-08	156.0	5.4	8.7%	15% ownership interest

				8.5

Retail
GPT	Multiple Cities	Feb-08	3,876.0	38.3	8.0%	10% ownership interest

	Total			$198.3

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.5%.

(5)	The sale of Shelby Farms I & II included short-term seller financing of $27.8 million. The original terms of the note has a maturity date of July 27, 2008 at a rate of 6.5%. There were two 30-day extension options available at a rate of 8.0% and 12.0%, respectively. The note was repaid during August 2008.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2008
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$205,936	12%	3.4%	3.7	$205,936	9%	3.4%	3.7
Unsecured Other	1,401,868	82%	5.8%	4.9	1,401,868	64%	5.8%	4.9
Secured	103,998	6%	5.7%	9.3	580,541	27%	5.7%	4.9

Total Debt	$1,711,802	100%	5.5%	5.0	$2,188,345	100%	5.5%	4.8

Fixed/Floating
Fixed Rate Debt	$1,492,166	87%	5.7%	5.2	$1,818,459	83%	5.7%	5.2
Floating Rate Debt — Capped	—	0%	0.0%	0.0	43,275	2%	5.8%	2.6
Floating Rate Debt	219,636	13%	3.6%	3.9	326,611	15%	4.3%	2.9

Total Debt	$1,711,802	100%	5.5%	5.0	$2,188,345	100%	5.5%	4.8

PRINCIPAL DEBT AMORTIZATION SCHEDULE
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2008	6.59%
2009	5.55%
2010	5.54%
2011	4.88%
2012	6.80%
2013	6.10%
2014	6.08%
2015	5.57%
Thereafter	5.99%

Total	5.83%

LINE OF CREDIT

	12/31/07	09/30/08	Interest Rate	Due
Floating	$39,316	$205,936	3.42%	06/15/12
Competitive Bid Option — Floating	—	—	—	06/15/12

Total Outstanding on LOC	$39,316	$205,936	3.42%

Notes:
•	On January 8, 2008, the Company increased its borrowing capacity to $675MM, which includes a $337.5MM Competitive Bid Option, by exercising the accordion feature under its existing LOC.

•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2008
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	Stable	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Negative	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	Negative	BB+
COVERAGE RATIOS

	3Q07	YTD ’07	3Q08	YTD ’08
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	(0.9)	0.2	0.7	0.8
Earnings to Fixed Charges & Preferred Share Distributions (1)	(0.8)	0.2	0.6	0.7

Supplemental Coverage Ratios
Interest Coverage (2)	2.3	2.5	2.4	2.5
Fixed Charge Coverage (3)	2.0	2.0	2.0	2.1
Fixed Charge w/ Cap Int (4)	1.6	1.7	1.6	1.7
See page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.
Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations. Additionally, the deficiencies of the ratio of earnings to fixed charges for the three months ended September 30, 2007 are a result of the $43.3 million impairment charge related to the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q07	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08
Total Debt to Total Assets cannot exceed 60%	52.0%	54.8%	53.5%	53.4%	53.1%	53.9%	52.6%
Secured Debt to Total Assets cannot exceed 40%	15.8%	13.5%	13.9%	14.8%	14.7%	14.1%	14.0%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	192.3%	199.3%	208.8%	207.9%	206.6%	211.5%	219.0%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.7x	2.6x	2.6x	2.3x	2.4x	2.5x	2.3x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$2,311,734	$1,851,464	$1,629,502	$1,641,839	$1,678,038	$1,748,992	$1,711,802
Unconsolidated Debt	342,714	461,042	492,432	544,208	500,940	479,231	476,543

Total Debt	2,654,448	2,312,506	2,121,934	2,186,047	2,178,978	2,228,223	2,188,345
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000
8.125% Series D	125,000	125,000	125,000	125,000	117,326	102,906	100,281
7.62% Series E	104,761	—	—	—	—	—	—

Total Preferred Stock	329,761	225,000	225,000	225,000	217,326	202,906	200,281

Market Equity (Shares & Units)	2,602,505	2,068,866	1,961,823	1,295,997	1,376,069	1,149,729	1,073,535

Total Market Capitalization	$5,586,714	$4,606,372	$4,308,757	$3,707,044	$3,772,373	$3,580,858	$3,462,161

Debt / Total Market Capitalization	47.5%	50.2%	49.2%	59.0%	57.8%	62.2%	63.2%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	Q308	Q307	YTD 08	YTD 07
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$(37)	$(76)	$(15)	$3,056
For-Sale Residential	619	392	1,052	2,098
Development (1)	180	3,920	3,442	3,920
Land / Outparcel Sales	1,084	554	1,497	1,114

Totals	1,846	4,790	5,976	10,188

3rd Party Mgt & Leasing Fee Revenue	5,287	5,490	15,737	14,044
Straight Line Rents	765	1,401	1,582	5,277
Percentage Rents	43	225	306	1,135
Lease Terminations	—	—	—	333
Interest Expense	17,679	17,843	52,171	72,326
Interest Income	634	2,953	2,609	7,182
Capitalized Interest	6,622	6,599	19,970	20,191
Debt — Principal Amortization	182	168	546	2,724
Preferred Dividend Payments	3,850	4,352	12,157	16,338
Preferred Share Issuance Costs, Net of Discount	(240)	29	27	360
Amortization of Deferred Financing Costs	1,261	1,315	3,716	5,476
Amortization of Stock Compensation	1,615	1,594	4,147	4,589
Unconsolidated (2)
Straight Line Rents	290	483	1,185	1,172
Interest Expense	6,735	7,468	22,447	18,328
Debt — Principal Reductions	216	98	410	337
Amortization of Deferred Financing Costs	113	148	400	481

Notes:

(1)	Amounts include $180, net of tax (Q308) and $1,701, net of tax (YTD08) recorded for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	Q308	Q307	YTD 08	YTD 07
Acquisition of Properties
Multifamily	$—	$—	$18,375	$150,471
Office	—	—	—	—
Retail	—	—	—	—

Acquisitions	—	—	18,375	150,471
Other Assets & Debt Assumed	—	—	(14,700)	—
Less: Unconsolidated Assets	—	—	—	(12,273)

Acq, net — Consolidated Assets	$—	$—	$3,675	$138,198

Development Expenditures
Multifamily	32,690	52,119	93,404	102,163
Office	1,252	10,729	15,608	42,042
Retail	19,455	27,899	87,192	69,501
For-Sale / Other	18,674	42,990	85,271	104,886

Total, incl subs	72,071	133,737	281,475	318,592
Less: Infrastructure
Reimbursement from City/County	(1,000)	—	(1,150)	(7,178)
Less: Unconsolidated /Other (1)	(2,951)	(10,449)	(13,776)	(19,493)

Development, Consol. Assets	$68,120	$123,288	$266,549	$291,921

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$58,595	$6,750	$151,306	$257,849
Office	2,110	34,647	10,180	427,691
Retail	—	249,142	7,021	424,455
For Sale / Projects	8,896	10,637	20,021	69,423
Land and other	4,768	1,550	8,196	5,578

Total, incl subs	74,369	302,726	196,724	1,184,996
Selling Costs	(1,747)	(8,506)	(4,330)	(37,362)
Outparcels/Land	(4,768)	(1,550)	(8,196)	(5,578)
Less: Unconsolidated — net	(2,823)	(39,786)	(26,539)	(68,847)

Sales, Net — Consolidated Assets	$65,031	$252,884	$157,659	$1,073,209

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Q308	Q307	YTD 08	YTD 07
Divisional Total Revenues
Multifamily — Same Property	$66,900	$64,959	$199,433	$194,350
Multifamily — Non-Same Property	11,990	10,877	37,817	36,412
Office	14,047	12,910	43,528	84,291
Retail	9,440	10,267	26,463	59,771

Total Divisional Revenues	102,377	99,013	307,241	374,824

Less: Unconsolidated Revenues — Mfam	(2,137)	(2,587)	(6,484)	(7,817)
Less: Unconsolidated Revenues — Off	(12,276)	(12,091)	(38,323)	(28,263)
Less: Unconsolidated Revenues — Rtl	(5,003)	(5,542)	(15,086)	(13,151)
Discontinued Operations	(8,572)	(11,503)	(30,621)	(53,686)
Construction Revenues	654	11,154	9,102	32,007
Unallocated Corporate Rev	5,287	5,490	15,737	14,044

Cons. Rev, adj -’08 Disc Ops	80,330	83,934	241,566	317,958

Add: Add’l Disc Ops Rev, post filing	—	9,456	—	29,111

Total Consol. Rev, per 10-Q / K	$80,330	$93,390	$241,566	$347,069

RECONCILIATION OF EXPENSES

	Q308	Q307	YTD 08	YTD 07
Divisional Total Expenses
Multifamily — Same Property	$27,357	$26,517	$77,468	$76,372
Multifamily — Non-Same Property	5,902	5,691	17,740	18,708
Office	5,707	5,600	16,512	30,178
Retail	2,912	3,813	8,292	18,814

Total Divisional Expenses	41,878	41,621	120,012	144,072

Less: Unconsolidated Expenses — Mfam	(1,116)	(1,278)	(3,319)	(4,147)
Less: Unconsolidated Expenses — Off	(4,646)	(5,065)	(14,265)	(11,616)
Less: Unconsolidated Expenses — Rtl	(1,447)	(1,688)	(4,442)	(4,094)
Discontinued Operations (1)	(3,397)	(5,784)	(12,027)	(25,191)
Impairment Charge — Discontinued Operations (1)	—	450	—	2,950

Total Property Operating Exp	31,272	28,256	85,959	101,974
Construction Expenses	672	9,280	8,503	29,146
Property Management Exp	2,088	2,365	6,402	9,450
General & Administrative Exp	5,993	5,442	17,564	19,460
Management Fee and Other Exp	4,435	3,980	12,464	10,956
Impairment Charge — Continuing Operations (2)	—	43,679	—	43,679
Restructure Charges	—	—	—	1,528
Investment and Development (3)	80	342	956	799
Depreciation	24,303	20,953	68,648	80,982
Amortization	809	833	2,465	9,734

Cons. Exp, adj -’08 Disc Ops	69,652	115,130	202,961	307,708

Add: Add’l Disc Ops Exp,post filing	—	7,354	—	20,903

Total Consol. Exp, per 10-Q / K	$69,652	$122,484	$202,961	$328,611

Notes on following page.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	Q308	Q307	YTD 08	YTD 07
Divisional Total NOI
Multifamily — Same Property	$39,543	$38,442	$121,965	$117,978
Multifamily — Non-Same Property	6,088	5,186	20,077	17,704
Office	8,340	7,310	27,016	54,113
Retail	6,528	6,454	18,171	40,957

Total Divisional NOI	60,499	57,392	187,229	230,752

Less: Unconsolidated NOI — Mfam	(1,021)	(1,309)	(3,165)	(3,670)
Less: Unconsolidated NOI — Off	(7,630)	(7,026)	(24,058)	(16,647)
Less: Unconsolidated NOI — Rtl	(3,556)	(3,854)	(10,644)	(9,057)
Discontinued Operations (1)	(5,175)	(5,719)	(18,594)	(28,495)
Impairment Charge — Discontinued Operations (1)	—	(450)	—	(2,950)
Impairment Charge — Continuing Operations (2)	—	(43,679)	—	(43,679)
Unallocated Corporate Rev	5,287	5,490	15,737	14,044
Construction NOI	(18)	1,874	599	2,861
Property Management Exp	(2,088)	(2,365)	(6,402)	(9,450)
General & Administrative Exp	(5,993)	(5,442)	(17,564)	(19,460)
Management Fee and Other Exp	(4,435)	(3,980)	(12,464)	(10,956)
Restructure Charges	—	—	—	(1,528)
Investment and Development (3)	(80)	(342)	(956)	(799)
Depreciation	(24,303)	(20,953)	(68,648)	(80,982)
Amortization	(809)	(833)	(2,465)	(9,734)

Income (Loss) from Operations	10,678	(31,196)	38,605	10,250
Total Other Income (Expense)	(13,257)	20,169	(26,399)	255,564

Income (Loss) from Contin’g Ops (4)	(2,579)	(11,027)	12,206	265,814

Disc Ops	—	2,102	—	8,206
07 & 08 Disc Ops Other Inc(Exp)	—	(220)	—	(6,257)

Inc (Loss) from Cont (4), per 10-Q / K	$(2,579)	$(9,145)	$12,206	$267,763

Notes:

(1)	The $0.5 million impairment charge recorded during the three months ended September 30, 2007 was a result of fire damage sustained at a multifamily apartment community, which is now classified as Held for Sale. The impairment charge recorded during the nine months ended September 30, 2007 also includes $2.5 million for a retail asset that has been sold.

(2)	During the three and nine months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) as a result of the deterioration in the single family housing markets, primarily in Gulf Shores, Alabama and Charlotte, North Carolina. Additionally, there was $0.3 million recorded as a result of fire damage at a multifamily apartment community.

(3)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(4)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	Q308	Q307	YTD 08	YTD 07
Assets Sold
Revenue from assets sold	$1,579	$5,286	$9,940	$35,210
Expenses from assets sold (1)	737	2,782	4,355	17,470

NOI from assets sold	842	2,504	5,585	17,740

Assets Held for Sale
Revenue from assets held for sale	6,993	6,215	20,681	18,474
Expenses from assets held for sale (2)	2,660	3,000	7,672	7,719

NOI from assets held for sale	4,333	3,215	13,009	10,755

Assets sold, not classified in discontinued operations
Revenue from assets sold	(170)	734	388	75,858
Expenses from assets sold	30	526	138	26,018

NOI from assets sold	$(200)	$208	$250	$49,840

(1)	Expenses for the nine months ended September 30, 2007 include $2.5 million for an impairment charge recorded on a retail asset that has been sold.

(2)	Expenses for the three and nine months ended September 30, 2007 include $0.5 million for an impairment charge resulting from fire damage sustained at a multfamilty apartment community, which is now classified as Held for Sale.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2008). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	Q308	Q307	YTD 08	YTD 07
Income from discontinued operations	$4,893	$2,641	$15,394	$11,468
Interest (income) expense, net	(58)	169	(140)	4,242
Depreciation and amortization expenses	340	2,909	3,340	9,932
Impairment (1)	—	450	—	2,950
Other (2)	—	—	—	2,853

NOI from discontinued operations	$5,175	$6,169	$18,594	$31,445

NOI from assets sold	842	2,504	5,585	20,240
NOI from assets held for sale	4,333	3,665	13,009	11,205

NOI from discontinued operations	$5,175	$6,169	$18,594	$31,445

(1)	The $0.5 million impairment charge recorded during the three months ended September 30, 2007 was a result of fire damage sustained at a multfamilty apartment community, which is now classified as Held for Sale. The impairment charge recorded during the nine months ended September 30, 2007 also includes $2.5 million for a retail asset that has been sold.

(2)	The $2.9 million from a loss on retirement of debt is associated with the repayment of collateralized mortgages with proceeds received from the office and retail joint venture transactions. Some of these properties have since been sold or are classified as Held for Sale.
EBITDA RECONCILIATION

	Q308	Q307	YTD 08	YTD 07
Net Income to Common S/H	$27,216	$1,747	$50,427	$338,874

Consolidated
Minority Interest	5,429	(1,380)	10,439	9,132
(Inc)/Loss — Uncons. Assets	(1,190)	(6,886)	(13,497)	(11,609)
Preferred Dividends	3,850	4,352	12,157	16,338
Preferred Share Issuance Costs	(240)	29	27	360
Interest Expense	17,679	17,843	52,171	72,326
(Gain)/Loss on Retirement of Debt	(2,515)	(36)	(10,716)	9,669
Income Tax Expense (1)	468	(15,786)	2,467	(12,479)
Depreciation & Amortization	26,713	26,010	78,169	106,122
(Gain)/Loss on Sale (Cont & Disc)	(35,853)	(30,693)	(49,836)	(398,507)
Gain/(Loss)-Undeprec Prop (2)	1,846	4,790	5,976	10,188
Amortization of Stock Based Compensation Expense	1,615	1,594	4,147	4,589
Impairment Charge	—	44,129	—	46,629

EBITDA from Consolidated Props	45,018	45,713	141,931	191,632

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	1,190	6,886	13,497	11,609
Interest Expense	6,735	7,468	22,447	18,328
Depreciation & Amortization	7,011	7,685	24,207	18,474
(Gain)/Loss on Sale of Prop	(1,763)	(8,339)	(18,558)	(16,893)

EBITDA	$58,191	$59,413	$183,524	$223,150

(1)	The income tax benefit recorded during the three and nine months ended September 30, 2007 relates primarily to the impairment charge of $43.3 million associated with the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	Q308	Q307	YTD 08	YTD 07
Earnings
Net Income (before preferred shares)	$29,013	$4,315	$57,159	$350,134
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(4,893)	(2,641)	(15,394)	(11,468)
Minority Interest in CRLP	6,458	2,816	10,432	18,022
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(33,938)	(17,193)	(45,425)	(91,328)
Minority Interest of Limited Partners	—	4,079	(13)	4,152
CRLP Minority Interest — Common U/H	(1,029)	(4,196)	7	(8,890)
(Gains)/Losses from Sales of Property, net of income taxes	(1,232)	(12,777)	(2,039)	(303,925)
Minority Interest of Limited Partners	(3)	(20)	(12)	(245)
Income Taxes and Other	(169)	(16,507)	(765)	(16,078)
(Income)/Loss from Unconsolidated Entities	(1,190)	(6,886)	(13,497)	(11,609)

	(6,983)	(49,010)	(9,547)	(71,235)
Amortization of Interest Capitalized	900	600	2,700	1,800
Capitalized Interest	(6,622)	(6,599)	(19,970)	(20,191)
Distributions from Unconsolidated Entities	4,363	3,236	11,397	8,489
Fixed Charges, from below	27,375	27,570	81,309	103,430

Earnings	19,033	(24,203)	65,889	22,293

Fixed Charges
Interest Expense	17,679	17,843	52,171	72,326
Capitalized Interest	6,622	6,599	19,970	20,191
Amortization of Deferred Financing Costs	1,261	1,315	3,716	5,476
Distrib to Series B Pfd Unitholders	1,813	1,813	5,452	5,437

Total	27,375	27,570	81,309	103,430

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, D & E	2,037	2,539	6,705	10,900

Total	$29,412	$30,109	$88,014	$114,330

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	Q308	Q307	YTD 08	YTD 07
Interest Coverage Denominator
Interest Expense	$17,679	$17,843	$52,171	$72,326
Interest Expense — Unconsolidated	6,735	7,468	22,447	18,328

Total Interest Expense	24,414	25,311	74,618	90,654

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,850	4,352	12,157	16,338
Debt Principal Amortization	182	168	546	2,724
Debt Principal Amortortization — Unconsolidated	216	98	410	337

Total Fixed Charges	28,662	29,929	87,731	110,053

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	6,622	6,599	19,970	20,191

Total Fixed Charges w/ Capitalized Interest	$35,284	$36,528	$107,701	$130,244

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2008
Appendix

								Market Rental Rates
					Apartment	Square	Occupancy
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	96.6%	$893	$0.88
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	96.7%	935	0.69	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	97.7%	1,077	0.89	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	97.2%	892	0.70	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	98.3%	892	0.67	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	95.6%	895	0.68	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	97.9%	877	0.75	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	96.1%	811	0.87	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	95.8%	777	0.73	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	98.2%	842	0.79	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	97.6%	800	0.80	S

Total		11	10.6 Years		3,640	4,086	97.1%	861	0.76

Same Store		10	10.6 Years		3,282	3,722	97.2%	860	0.76

Cunningham	Austin	TX	2000	20%	280	258	95.4%	759	0.82
CG at Canyon Creek	Austin	TX	2007	25%	336	349	93.8%	863	0.83
CG at Silverado	Austin	TX	2004	100%	238	240	94.1%	796	0.79	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	93.4%	833	0.80	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	97.7%	710	0.81	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	95.7%	688	0.78	S
CG at Round Rock	Austin	TX	2006	100%	422	430	95.5%	814	0.80	S
CV at Canyon Hills	Austin	TX	1996	100%	229	183	96.9%	705	0.88	S

Total		8	6.3 Years		2,526	2,401	95.8%	761	0.81

Same Store		6	6.8 Years		1,910	1,794	95.9%	757	0.81

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	95.7%	745	0.79
Colony Woods	Birmingham	AL	1988	10%	414	451	98.3%	688	0.63
Meadows	Birmingham	AL	1987	10%	400	464	96.3%	644	0.55
Madison	Birmingham	AL	1985	10%	276	249	97.5%	578	0.65
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	96.0%	698	0.61
CG at Mountain Brook	Birmingham	AL	1987/1991	15%	392	393	97.2%	727	0.73
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	99.7%	944	0.84	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	96.8%	690	0.63	S
CV at Inverness	Birmingham	AL	1986/1987/1990/1997	100%	586	508	97.6%	606	0.70	S

Total		9	17.4 Years		3,315	3,401	97.6%	708	0.71

Same Store		3	12.7 Years		1,262	1,257	97.9%	712	0.71

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	92.8%	872	0.76	S
CV at Westchase	Charleston	SC	1985	100%	352	258	96.0%	662	0.90	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	93.4%	756	0.73	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	95.2%	885	0.93	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	99.0%	688	0.75	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	91.5%	700	0.74	S

Total		6	19.8 Years		1,578	1,497	94.6%	757	0.80

Same Store		6	19.8 Years		1,578	1,497	94.6%	757	0.80

CV at Matthews	Charlotte	NC	1990	100%	270	256	98.1%	784	0.83
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	99.2%	808	0.88	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	97.0%	740	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	95.4%	760	0.76	S
CG at Ayrsley	Charlotte	NC	2008	100%	368	372	95.1%	833	0.82
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	95.3%	734	0.76	S
CG at Huntersville	Charlotte	NC	2008	100%	250	248	98.4%	823	0.83
CG at University Center	Charlotte	NC	2006	100%	156	167	96.2%	768	0.72	S
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	95.2%	634	0.69	S
Heatherwood	Charlotte	NC	1980	100%	476	439	93.5%	623	0.68	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	93.5%	565	0.70	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	94.8%	687	0.76	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	93.4%	630	0.66
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	97.9%	775	0.74	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	96.1%	673	0.69	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	94.4%	733	0.67	S

Total		16	11.5 Years		4,564	4,393	95.7%	720	0.75

Same Store		12	13.1 Years		3,268	3,130	95.6%	705	0.74

3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2008
Appendix

								Market Rental Rates
					Apartment	Square	Occupancy
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CV at Oakbend	Dallas	TX	1996	100%	426	383	98.1%	729	0.81	S
Brookfield	Dallas	TX	1984	100%	232	166	93.1%	543	0.76	S
Paces Cove	Dallas	TX	1982	100%	328	220	82.0%	528	0.79	S
Remington Hills	Dallas	TX	1984	100%	362	347	97.8%	760	0.79	S
CV at Main Park	Dallas	TX	1984	100%	192	180	97.9%	760	0.81	S
Summer Tree	Dallas	TX	1980	100%	232	136	98.0%	511	0.87	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	98.0%	610	0.77	S
CG at Valley Ranch	Dallas	TX	1997	100%	396	462	98.5%	1,041	0.89	S

Total		8	21.5 Years		2,468	2,131	95.5%	707	0.82

Same Store		8	21.5 Years		2,468	2,131	95.5%	707	0.82

Belterra	Fort Worth	TX	2006	10%	288	278	93.1%	878	0.92
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	100.0%	850	0.94	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	98.1%	788	0.88	S
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	98.0%	798	0.85	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	98.2%	712	0.83	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	96.3%	611	0.77	S

Total		6	13.7 Years		2,300	2,060	98.2%	767	0.87

Same Store		5	16.0 Years		2,012	1,781	98.3%	765	0.86

CG at Edgewater I	Huntsville	AL	1990/1999	100%	500	543	95.8%	715	0.66	S
CG at Madison	Huntsville	AL	2000	100%	336	355	97.9%	820	0.78	S

Total		2	10.8 Years		836	897	96.7%	757	0.71

Same Store		2	10.8 Years		836	897	96.7%	757	0.71

CG at Heather Glen	Orlando	FL	2000	100%	448	523	97.8%	973	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	98.7%	1,015	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	98.3%	868	0.96	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	98.8%	1,119	1.16	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	96.8%	960	0.85	S

Total		5	6.3 Years		1,756	1,907	98.0%	961	0.88

Same Store		5	6.6 Years		1,756	1,907	98.0%	961	0.88

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	93.9%	1,047	0.93	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	96.2%	909	0.91
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	94.2%	880	0.89
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	96.0%	818	0.80

Total		4	10.5 Years		952	978	95.3%	900	0.88

Same Store		1	9.0 Years		180	202	93.9%	1,047	0.93

CV at Cary	Raleigh	NC	1995	20%	319	400	94.4%	860	0.69
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	375	91.1%	784	0.77
CG at Arringdon	Raleigh	NC	2003	100%	320	311	95.0%	780	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	99.2%	811	0.86	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	93.8%	746	0.75	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	95.6%	691	0.66
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	95.9%	684	0.71	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	99.5%	715	0.74	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100%	462	484	97.6%	787	0.75	S

Total		9	12.1 Years		2,653	2,733	96.4%	755	0.75

Same Store		6	11.5 Years		1,714	1,695	96.8%	760	0.77

Ashley Park	Richmond	VA	1988	100%	272	194	93.8%	730	1.02	S
CR at West Franklin	Richmond	VA	1964/1965	100%	332	169	97.9%	759	1.48	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	97.4%	865	1.13	S
CV at West End	Richmond	VA	1987	100%	224	156	98.7%	816	1.17	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	97.9%	839	0.88	S
CV at Waterford	Richmond	VA	1989	100%	312	289	96.5%	867	0.94	S

Total		6	24.9 Years		1,700	1,299	97.1%	812	1.06

Same Store		6	24.9 Years		1,700	1,299	97.1%	812	1.06

CG at Godley Station I	Savannah	GA	2005	100%	312	337	94.2%	867	0.80
CV at Greentree	Savannah	GA	1984	100%	194	165	96.4%	729	0.86	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	95.8%	932	0.89	S
CV at Huntington	Savannah	GA	1986	100%	147	121	92.5%	746	0.91	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	96.8%	793	0.76	S

Total		5	17.0 Years		1,149	1,145	95.2%	834	0.84

Same Store		4	20.5 Years		837	807	95.6%	821	0.85

TOTAL PROPERTIES IN MAJOR MARKETS		95	14.1 Years		29,437	28,929	96.4%	$783	$0.80

Same Store		74	15.1 Years		22,803	22,120	96.5%	$782	$0.81

3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of September 30, 2008
Appendix

								Market Rental Rates
					Apartment	Square	Occupancy
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100%	425	370	79.5%	$771	$0.89	S
Autumn Park I & II	Greensboro	NC	2001/2004	100%	402	404	94.0%	765	0.76	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	97.4%	881	0.89	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	98.7%	887	0.93	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	93.1%	718	0.79	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	97.6%	979	0.87
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	97.4%	759	0.88
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	97.9%	976	0.93	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	98.4%	907	1.08	S
CV at Pinnacle Ridge	Asheville	NC	1948/1985	100%	166	147	97.6%	700	0.79	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	95.3%	576	0.67	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	98.2%	636	0.73	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	97.2%	811	0.82	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	90.9%	597	0.63	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	85.9%	869	0.96	S
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	93.9%	650	0.65	S
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	95.8%	843	0.73
Murano at Delray Beach	West Palm Beach	FL	2002	100%	93	112	94.6%	1,180	0.98

TOTAL PROPERTIES IN OTHER MARKETS		18	17.7 Years		4,829	4,610	93.8%	$790	$0.83

Same Store		14	20.6 Years		4,024	3,781	93.6%	$777	$0.83

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	96.6%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	95.5%
Monte D’oro	Birmingham	AL	1977	0%	200	296	97.0%

TOTAL MANAGED		3	13.0 Years		906	1,073	96.2%

LEASE UP PROPERTIES
CV at Cypress Village	Gulf Shores	AL	2008	100%	96	206	LU	1,342	0.63
Enclave	Charlotte	NC	2008	100%	85	109	LU	1,756	1.37
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	LU	844	0.85
CG at Onion Creek	Austin	TX	2008	100%	300	313	LU	1,091	1.05
CV at Godley Lake	Savannah	GA	2008	100%	288	270	LU	942	1.01
CG at Matthews Commons	Charlotte	NC	2008	100%	216	205	LU	915	0.96

TOTAL LEASE UP		6	0.2 Years		1,309	1,424	45.6%	$1,065	$0.96

TOTAL ALL PROPERTIES		122	13.8 Years		36,481	36,036	96.0%	$784	$0.81

Same Store		88	14.9 Years		26,827	25,901	96.1%	$781	$0.81

Notes:

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up are not included in Occupancy Rate and Rental Rate subtotal and total categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.
3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of September 30, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P
CONSOLIDATED PROPERTIES
CC Brookwood Village	Birmingham	AL	2007	100%	169	99.3%	$29.31
Town Park 400	Orlando	FL	2008	100%	176	LU	$23.54
Metropolitan Midtown	Charlotte	NC	2008	100%	162	LU	$27.60

Total Consolidated	3				507	99.3%	$29.31

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,139	91.6%	$19.62
Atlanta Perimeter	Atlanta	GA	1985	15%	182	87.8%	18.80
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	93.2%	30.38
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	100.0%	9.50
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	326	76.5%	26.70
Charlotte University	Charlotte	NC	1999	15%	183	77.0%	19.36
Germantown Center	Memphis	TN	1999	15%	535	84.3%	19.06
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	88.3%	13.63
Jacksonville JTB	Jacksonville	FL	2001	15%	417	86.9%	13.69
McGinnis Park	Atlanta	GA	2001	15%	201	74.7%	18.56
Orlando Central	Orlando	FL	1980	15%	620	75.0%	18.25
Orlando Lake Mary	Orlando	FL	1999	15%	305	77.9%	18.16
Orlando University	Orlando	FL	2001	15%	386	88.4%	19.77
Post Oak	Houston	TX	1982	15%	1,200	92.5%	20.05
Ravinia 3	Atlanta	GA	1991	15%	812	95.1%	18.37
Signature Place	Dallas	TX	1983/86	15%	437	76.3%	18.06
Westchase	Houston	TX	2000	15%	184	90.4%	22.77

Totals	17				8,405	87.4%	19.11

Totals (Weighted)					1,261	87.4%	19.11

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	72.4%	$20.34
Colonial Center at TownPark	Orlando	FL	2001	15%	658	98.1%	21.42
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	74.9%	19.65
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	97.7%	21.75
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	96.5%	20.10
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	88.1%	19.72
Colonial Place I and II	Tampa	FL	1984/86	15%	372	89.3%	25.26
Colonial Plaza	Birmingham	AL	1982-99	15%	171	88.8%	18.01
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	95.7%	24.13
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	90.4%	20.08
Esplanade	Charlotte	NC	1981-2007	15%	203	81.0%	18.93
Independence Plaza	Birmingham	AL	1979-2000	15%	106	96.4%	19.55
International Park	Birmingham	AL	1987/99	15%	211	94.2%	19.60
The Peachtree	Atlanta	GA	1989	15%	317	92.7%	24.52
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.20
Riverchase Center	Birmingham	AL	1985	15%	306	94.2%	10.60

Totals	16				4,910	90.4%	20.47

Totals (Weighted)					737	90.4%	20.47

Huntsville TIC Joint Venture
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	100.0%	17.47
Colonial Center Research Park	Huntsville	AL	1999	10%	134	100.0%	18.22
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	273	76.6%	12.74
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	91.7%	17.50
Progress Center	Huntsville	AL	1987/89	10%	222	90.1%	12.83
Regions Bank Center	Huntsville	AL	1990	10%	154	98.7%	18.82
Research Park Office Center	Huntsville	AL	1998/99	10%	236	94.7%	12.18

Totals	9				1,702	94.1%	14.29

Totals (Weighted)					170	94.1%	14.29

3Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of September 30, 2008
Appendix

Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	95.4%	$21.61
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	70.0%	26.19

Totals	2				689	94.1%	21.79

Totals (Weighted)					103	94.1%	21.79

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	45				15,737	89.2%	$19.23

Total Unconsolidated (Weighted)					2,281	89.2%	19.23

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76

TOTAL MANAGED	2				207

TOTAL ALL PROPERTIES	50				16,450	89.9%	$20.01

Notes:

LU = Properties in lease up; these properties are not included in occupancy subtotal or total categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.
3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Property Table
As of September 30, 2008
Appendix

					Square Feet (000s)
						Anchor		Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Rate	Sq. Foot (1)	S-P
CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604	232	372	94.7%	$18.69	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Winter Haven	Orlando	FL	1986	100%	286	—	286	94.4%	7.51	S
CP Fultondale	Birmingham	AL	2007	100%	361	126	235	97.2%	13.92
CP Tannehill	Birmingham	AL	2008	100%	477	127	350	LU	LU
Metropolitan Midtown Retail	Charlotte	NC	2008	100%	181	—	181	LU	LU

Total Consolidated		6			1,914	485	1,429	95.1%	$13.83

UNCONSOLIDATED PROPERTIES

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	17%	612	393	219	95.4%	$15.54
CP Beechwood	Athens	GA	1963/92/05	17%	350	—	350	100.0%	11.06
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	93.2%	10.13
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	47.9%	14.20
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	85.9%	11.55
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	96.9%	10.86
CP Trussville	Birmingham	AL	2000	17%	388	—	388	96.2%	8.67
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	95.2%	16.19
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	92.9%	12.36
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	83.6%	17.69
CP at Portofino	Houston	TX	2000	17%	372	—	372	92.9%	15.64

Totals		11			2,983	672	2,311	89.5%	12.61

Totals (Weighted)		11					395	89.5%	12.61

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	198	—	198	90.8%	$14.84
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	91.7%	16.09

Totals		2			324	—	324	91.1%	15.34

Totals (Weighted)		2					49	91.1%	15.34

Parkway Place	Huntsville	AL	1999	45%	636	348	288	84.4%	$29.33
CP Hoover	Birmingham	AL	2002	10%	381	216	165	93.9%	12.30
CP Madison	Huntsville	AL	2000	25%	111	—	111	100.0%	10.68
Craft Farms	Gulf Shores	AL	2007	15%	345	125	220	LU	LU
CP Alabaster II	Birmingham	AL	2007	5%	355	226	129	96.8%	16.32
CP Tutwiler II	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna	Smyrna	TN	2008	50%	416	268	148	LU	LU
CP Turkey Creek	Knoxville	TN	2005	50%	486	—	486	97.0%	19.78

Totals		8			2,793	1,182	1,611	94.1%	18.67

Totals (Weighted)		8					533	93.3%	21.03

Total Unconsolidated		21			6,100	1,462	3,878	91.2%	14.41

Total Unconsolidated (Weighted)		21			—	—	977	91.4%	16.63

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	6
Hoover Commons	Birmingham	AL		0%	197
Bear Lake	Orlando	FL		0%	131
CP Boulevard Square	Pembroke Pines	FL		0%	221
CP Deerfield	Deerfield Beach	FL		0%	379
CS College Parkway	Ft. Myers	FL		0%	79
CS Pines Plaza	Pembroke Pines	FL		0%	68

TOTAL MANAGED		7			1,080

Total Retail Properties		34			9,094	1,947	5,307	91.6%	$14.82

Total Retail Properties (Weighted)		34					2,406	92.7%	15.25

Notes:

LU = Properties in lease up; these properties are not included in occupancy subtotal or total categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.
3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of September 30, 2008
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

	Units/			Occupancy
Property	SF-000s		CLP % Own	Rate	Sec’d Debt		Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	392		15%	97.2%		$2,955		$374

CMS Joint Venture II
Colonial Village at Rocky Ridge	226		15%	96.0%		1,669		(442)

CMS Joint Venture III
Colonial Village at Palma Sola	340		25%	97.4%		5,825		(503)

CMS Joint Venture IV
Colonial Grand at Brentwood	254		25%	97.6%		4,805		171

CMS Joint Venture V
Colonial Grand at Canyon Creek	336		25%	93.8%		6,852		678

DRA
Colony Woods	414		10%	98.3%
Meadows of Brook Highland	400		10%	96.3%
Madison at Shoal Run	276		10%	97.5%

	1,090					4,013		2,225

DRA
The Grove at Riverchase	345		20%	95.7%		3,850		1,315
Cunningham	280		20%	95.4%		2,800		906
Colonial Village at Cary	319		20%	94.4%		4,320		1,767

	944					10,970		3,988

Other
Colonial Grand at Research Park	370		20%	91.1%		4,588		1,084
Colonial Grand at Huntcliff	358		20%	96.6%		5,200		1,938
Regents Park (Phase II) (1)	—		40%	—		—		3,511
Colonial Grand at Traditions	324		35%	LU		11,406		622
Belterra	288		10%	93.1%		2,000		637
Colonial Grand at McKinney (Development)	541		25%	—		—		1,298

	1,881					23,194		9,090

Total Multifamily	5,463					60,283		15,581

Land Title Building	30		33%	100.0%		345		110
Colonial Center Mansell JV	689		15%	94.1%		13,903		878
DRA/CRT (2)	8,405		15%	87.4%		145,520		17,846
DRA/CLP (3)	5,235		15%	90.4%		111,286		(10,057)
Huntsville TIC (4)	1,702		10%	94.1%		10,754		(3,570)

Total Office	16,061					281,808		5,207

OZRE (5)	2,983		17%	89.5%		50,086		(7,362)

Other
Parkway Place	636		45%	84.4%		26,131		9,911
Colonial Promenade Madison	111		25%	100.0%		—		2,211
Colonial Promenade Hoover	381		10%	93.9%		1,643		65
Colonial Promenade Smyrna (Development)	416		50%	LU		15,630		2,202
Craft Farms	345		15%	LU	6,450		928
Colonial Pinnacle at Turkey Creek	486		50%	97.0%		32,500		5,034
Colonial Pinnacle at Turkey Creek III (Development)	167		50%	—		(70)		6,374
Colonial Promenade Alabaster II/Tutwiler II	420		5%	98.4%		2,000		(162)

	2,962					84,284		26,563

Total Retail	5,945	(6)				134,370		19,201

Other Unconsolidated Investments						82		1,940

Total Investments in Unconsolidated Subsidiaries						$476,543		$41,929

Notes:

LU = Properties in lease up.

(1)	The Company has consolidated the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008. The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	As of September 30, 2008, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of September 30, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $24.6 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $34.7 million, which is being amortized over the life of the properties.

(4)	Equity investment includes the Company’s investment of approximately $4.1 million, offset by the excess basis difference on the transaction of approximately $7.7 million, which is being amortized over the life of the properties.

(5)	As of September 30, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. Equity investment includes the value of the Company’s investment of approximately $9.4 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $16.8 million, which is being amortized over the life of the properties.

(6)	Includes anchor-owned square footage.
3Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.
3Q08
NYSE: CLP